EXHIBIT  10.14


                            THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE ("Third Amendment") dated August 10, 2006 for reference purposes, is made and entered into by and between L.A.T. INVESTMENT CORPORATION, a California corporation ("Landlord"), and COMPUMED, INC., a Delaware corporation ("Tenant").

                                    RECITALS

The Third Amendment is made with reference to the following facts and objectives:

A. Landlord and Tenant entered into a written lease dated June 24, 1999 (the "Lease") in which Landlord leased to Tenant and Tenant leased from Landlord certain premises located at 5777 West Century Boulevard, Suites 1285 and 315, Los Angeles, California 90045 (the "Premises"). The Lease has been amended by First and Second Amendments.

B. Tenant desires to extend the Lease Term, and Landlord agrees to such extension on and subject to the terms, covenants and conditions set forth in this Third Amendment.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Landlord and Tenant do hereby amend the Lease as follows:

1.     Lease  Term

The Lease Term shall be extended for a period of one (1) year ("Extended Term") commencing on September 1, 2006 and expiring on August 31, 2007.

2.     Rent

The  Monthly  Rent  for  the Premises shall be $12,176.74 effective September 1,
2006.

3.     Tenant  Improvements

Upon execution of this Third Amendment, Landlord shall have the carpet in the Premises steam cleaned and walls painted as needed.

4.     Excused  Rent

Notwithstanding section 5.2 of the Lease, Landlord hereby conditionally waives Tenant's obligation to pay one half (1/2) of the Monthly Rent in months 6 and 12 of the Extended Term for a total of two (2) months, subject to all the provisions of section 5.2 of the Lease.

                                  RATIFICATION.
                                  -------------

Except as modified expressly or by necessary implication hereby, all of the terms and conditions of the Lease shall remain unchanged and in full force and effect. To the extent the provisions of this Third Amendment are inconsistent with the provisions of the Lease, the provisions of this Third Amendment shall control and supersede such inconsistent provisions in the Lease.

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date set forth below.

TENANT:

COMPUMED,  INC.,  a  Delaware  corporation

By:  /s/  John  G.  McLaughlin
     -------------------------
       John  G.  McLaughlin

Date  Signed:  August  23,  2006


LANDLORD:

L.A.T.  INVESTMENT  CORPORATION,  a  California  Corporation

By:  /s/  Bruce  H.  Nahid
     ---------------------
       Bruce  H.  Nahid

Date  Signed:  October  25,  2006